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                                                                   EXHIBIT 10(f)
             SERVICE REQUEST

THE ONE(R) VUL Solution(SM)
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AMERICAN GENERAL LIFE
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The One VUL Solution--Variable Divisions

AIM Variable Insurance Funds, Inc.
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   . Division 59 - AIM V.I. Capital Appreciation Fund

   . Division 60 - AIM V.I. Government Securities Fund

   . Division 61 - AIM V.I. High Yield Fund

   . Division 62 - AIM V.I. International Equity Fund

American General Series Portfolio Company
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   . Division 63 - Money Market Fund

Kemper Variable Series
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   . Division 64 - Kemper International Portfolio

   . Division 65 - Kemper Small Cap Value Portfolio

MFS(R) Variable Insurance Trust
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   . Division 66 - MFS Growth With Income Series

Oppenheimer Variable Account Funds
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   . Division 67 - Oppenheimer High Income Fund/VA

One Group(TM) Investment Trust
------------------------------
   . Division 68 - One Group Investment Trust Diversified Equity Portfolio

   . Division 69 - One Group Investment Trust Equity Index Portfolio

   . Division 70 - One Group Investment Trust Government Bond Portfolio

   . Division 71 - One Group Investment Trust Large Cap Growth Portfolio

   . Division 72 - One Group Investment Trust Mid Cap Growth Portfolio

Putnam Variable Trust
---------------------
   . Division 73 - Putnam VT Visa Fund

Franklin Templeton Variable Insurance Products Trust
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   . Division 74 - Franklin Small Cap Fund

Templeton Variable Products Series Fund
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   . Division 75 - Templeton Developing Markets Fund

Van Kampen Life Investment Trust
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   . Division 76 - Emerging Growth Portfolio
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                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
 Complete and return this request to:     -----------------------------------------------
  Variable Universal Life Operations         A Subsidiary of American General Corporation                      AMERICAN
 PO Box 4880 Houston, TX 77210-4880       -----------------------------------------------                         |GENERAL
         (888) 436-5255 or                                Houston, Texas                                          |Financial Group
Hearing Impaired (TDD) (888) 436-5258
     Toll Free Fax: (887) 445-3098        VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
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
[ ] POLICY               1.| POLICY #:___________________________________________________  INSURED:_________________________________
    IDENTIFICATION         |
                           | ADDRESS:________________________________________________________________________ New Address (yes)(no)
COMPLETE THIS SECTION      |
  FOR ALL REQUESTS.        | Primary Owner (If other than insured):__________________________________________
                           |
                           | Address:________________________________________________________________________ New Address (yes)(no)
                           |
                           | Primary Owner's S.S. No. or Tax I.D. No._____________________________ Phone Number: (  )____ - ______
                           |
                           | Joint Owner (If applicable):____________________________________________________
                           |
                           | Address:________________________________________________________________________ New Address (yes)(no)
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[ ] NAME                 2.|
    CHANGE                 | Change Name Of: (Circle One)       Insured    Owner      Payor     Beneficiary
                           |
Complete this section if   | Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
 the name of the Insured,  |
Owner, Payor or Beneficiary| _________________________________________           _________________________________________________
 has changed. (Please note,|
 this does not change the  |
 Insured, Owner, Payor or  | Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
 Beneficiary designation)  |
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[ ] MODE OF PREMIUM      3.|
    PAYMENT/BILLING        | Indicate frequency and premium amount desired: $______ Annual  $______ Semi-Annual  $_______ Quarterly
    METHOD CHANGE          |
                           |                                                $______ Monthly (Bank Draft Only)
Use this section to change |
the billing frequency and/ | Indicate billing method desired:_____ Direct Bill ______ Pre-Authorized Bank Draft (attach a Bank Draft
or method of premium pay-  |                                                          Authorization Form and "Void" Check)
 ment. Note, however, that |
AGL will not bill you on a | Start Date: ______/______/_____
direct monthly basis. Refer|
to your policy and its     |
 related prospectus for    |
further information        |
concerning minimum premiums|
and billing options.       |
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[ ]  DOLLAR COST         4.| Designate the day of the month for transfers:_________(choose a day from 1-28)
     AVERAGING             |
($5,000 minimum initial    | Frequency of transfers (check one): _______Monthly  _______Quarterly ______Semi-Annually _____Annually
accumulation value) An     |
 amount may be deducted    | I want: $___________($100 minimum) taken from the Money Market Division (63) and transferred to the
periodically from the      | following Divisions:
Money Market Division and  |
placed in one or more of   | AIM Variable Insurance Funds, Inc.                One Group Investment Trust
the Divisions listed. This | $_________(59) AIM V.I. Capital Appreciation      $________(68) One Group Investment Trust Diversified
 option is not available   | $_________(60) AIM V.I. Government Securities                   Equity
 while the Automatic Re-   | $_________(61) AIM V.I. High Yield                $________(69) One Group Investment Trust Equity
balancing option is in use.| $_________(62) AIM V.I. International Equity                    Index
Please refer to the pros-  | Kemper Variable Series                            $________(70) One Group Investment Trust Government
 pectus for more infor-    | $_________(64) Kemper International                             Bond
 mation on the Dollar Cost | $_________(65) Kemper Small Cap Value             $________(71) One Group Investment Trust Large
   Averaging Option.       | MFS(R) Variable Insurance Trust                                 Cap Growth
                           | $_________(66) MFS Growth With Income             $________(72) One Group Investment Trust Mid Cap
                           | Oppenheimer Variable Account Funds                              Growth
                           | $_________(67) Oppenheimer High Income            Putnam Variable Trust
                           |                                                   $________(73) Putnam VT Vista
                           |                                                   Franklin Templeton Variable Insurance Products
                           |                                                   Trust
                           |                                                   $________(74) Franklin Small Cap Investments
                           |                                                   Templeton Variable Products Series Fund
                           |                                                   $________(75) Templeton Developing Markets
                           |                                                   Van Kampen Life Investment Trust
                           |                                                   $________(76) Emerging Growth
                           |
                           | ________INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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VUL 0008                                                    PAGE 2 OF 4
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
[ ] TELEPHONE            5.| I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values among
    PRIVILEGE              | Divisions and to change allocations for future purchase payments and monthly deductions.
    AUTHORIZATION          |
                           |
 Complete this section if  | Initial the designation you prefer:
  you are applying for or  |
 revoking current telephone| __________Policy Owner(s) only--If Joint Owners, either one acting independently.
       privileges.         | __________Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the
                           |           firm authorized to service my policy.
                           |
                           | AGL and any person designated by this authorization will not be responsible for any claim, loss or
                           | expense based upon telephone transfer or allocation instructions received and acted upon in good faith,
                           | including losses due to telephone instruction communication errors. AGL's liability for erroneous
                           | transfers or allocations, unless clearly contrary to instructions received, will be limited to
                           | correction of the allocations on a current basis. If an error, objection or other claim arises due to a
                           | telephone transaction, I will notify AGL in writing within five working days from the receipt of the
                           | confirmation of the transaction from AGL. I understand that this authorization is subject to the terms
                           | and provisions of my policy and its related prospectus. This authorization will remain in effect until
                           | my written notice of its revocation is received by AGL at the address printed on the top of this
                           | service request form.
                           |
                           |___________INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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[ ] CORRECT AGE          6.|
                           | Name of Insured for whom this correction is submitted:___________________________________
                           |
Use this section to correct| Correct DOB: ________/________/________
 the age of any person     |
covered under this policy. |
Proof of the correct date  |
 of birth must accompany   |
      this request.        |
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[ ] TRANSFER OF          7.| (Division Name or Number)               (Division Name or Number)
    ACCUMULATED VALUES     |
                           |
                           |
 Use this section if you   |
want to move money between | Transfer $________ or _______% from_______________________________to__________________________________
 divisions. If a transfer  |
 causes the balance in any | Transfer $________ or _______% from_______________________________to__________________________________
 division to drop below    |
  $500, AGL reserves       | Transfer $________ or _______% from_______________________________to__________________________________
 the right to transfer     |
 the remaining balance.    | Transfer $________ or _______% from_______________________________to__________________________________
Amounts to be transferred  |
  should be indicated in   | Transfer $________ or _______% from_______________________________to__________________________________
   dollar or percentage    |
   amounts, maintaining    | Transfer $________ or _______% from_______________________________to__________________________________
  consistency throughout.  |
  There is a $500 minimum  | Transfer $________ or _______% from_______________________________to__________________________________
    amount for division    |
       transfers.          |
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[ ] CHANGE IN            8.| INVESTMENT DIVISION                      PREM %  DED %    INVESTMENT DIVISION            PREM %   DED %
    ALLOCATION             | AIM Variable Insurance Funds, Inc.                        One Group Investment Trust
    PERCENTAGES            | (59) AIM V.I. Capital Appreciation      ______  ______    (68) One Group Investment Trust Diversified
                           | (60) AIM V.I. Government Securities     ______  ______         Equity                   ______  ______
  Use this section to      | (61) AIM V.I. High Yield                ______  ______    (69) One Group Investment Trust Equity
indicate how premiums or   | (62) AIM V.I. International Equity      ______  ______         Index                    ______  ______
 monthly deductions are to | American General Series Portfolio Company                 (70) One Group Investment Trust Government
   be allocated. Total     | (63) Money Market                       ______  ______         Bond                     ______  ______
    allocation in each     | Kemper Variable Series                                    (71) One Group Investment Trust Large Cap
column must equal 100%;    | (64) Kemper International               ______  ______         Growth                   ______  ______
   whole numbers only      | (65) Kemper Small Cap Value             ______  ______    (72) One Group Investment Trust Mid Cap
                           | MFS Variable Insurance Trust                                   Growth                   ______  ______
                           | (66) MSF Growth With Income             ______  ______    Putnam Variable Trust
                           | Oppenheimer Variable Account Funds                        (73) Putnam VT Vista          ______  ______
                           | (67) Oppenheimer High Income            ______  ______    Franklin Templeton Variable Insurance
                           |                                                           Products Trust
                           |                                                           (74) Franklin Small Cap       ______  ______
                           |                                                           Templeton Variable Products Series Fund
                           |                                                           (75) Templeton Developing Markets
                           |                                                                                         ______  ______
                           |                                                           Van Kampen Life Investment Trust
                           |                                                           (76) Emerging Growth          ______  ______
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[ ] AUTOMATIC            9.| Indicate frequency: _______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING            |
                           |                   (Division Name or Number)                       (Division Name or Number)
                           |
    ($5,000 minimum        |  _________% _______________________________________:    _________% __________________________________:
 accumulation value) Use   |
this section to apply for  |  _________% _______________________________________:    _________% __________________________________:
   or make changes to      |
Automatic Rebalancing of   |  _________% _______________________________________:    _________% __________________________________:
     the divisions.        |
   Please refer to the     |  _________% _______________________________________:    _________% __________________________________:
   prospectus for more     |
    information on the     |  _________% _______________________________________:    _________% __________________________________:
  Automatic Rebalancing    |
Option. This option is not |  _________% _______________________________________:    _________% __________________________________:
available while the Dollar |
 Cost Averaging Option is  |
        in use.            |  _________INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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VUL 0008                                                    PAGE 3 OF 4
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                           |
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[ ] REQUEST FOR         10.|  _________I request a partial surrender of $_________ or %_________ of the net cash surrender value.
    PARTIAL                |
    SURRENDER/             |  _________I request a loan in the amount of $________.
    POLICY LOAN            |
                           |  _________I request the maximum loan amount available from my policy.
 Use this section to apply |
  for a partial surrender  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
     or policy loan.       | percentages in effect, if available; otherwise they are taken pro-rata from the Divisions in use.
If applying for a partial  |
   surrender, be sure to   |
  complete the Notice of   | ______________________________________________________________________________________________________
Withholding section of this|
Service Request in addition| ______________________________________________________________________________________________________
     to this section.      |
There will be a charge not | ______________________________________________________________________________________________________
to exceed 2% of the amount |
withdrawn or $25. The min- | ______________________________________________________________________________________________________
imum surrender amount is   |
$500. Refer to your policy | ______________________________________________________________________________________________________
and its related prospectus |
for further information.   |
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[ ] NOTICE OF           11.| The taxable portion of the distribution you receive from your variable universal life insurance policy
    WITHHOLDING            | is subject to federal income tax withholding unless you elect not to have withholding apply.
                           | Withholding of state income tax may also be required by your state of residence. You may elect not to
 Complete this section if  | have withholding apply by checking the appropriate box below. If you elect not to have withholding
  you have applied for a   | apply to your distribution or if you do not have enough income tax withheld, you may be responsible for
   partial surrender in    | payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding
       Section 10.         | and estimated tax are not sufficient.
                           |
                           | Check one: _______ I DO want income tax withheld from this distribution.
                           |
                           |            _______ I DO NOT want income tax withheld from this distribution.
                           |
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[ ] LOST  POLICY        12.|
    WITHHOLDING            |  I/we hereby certify that the policy of insurance for the listed policy has been _________LOST
                           |  __________DESTROYED   ________OTHER.
Complete this section if   |
applying for a Certificate |  Unless I/we have directed cancellation of the policy, I/we request that a:
of Insurance or duplicate  |
policy to replace a lost   |            _______ Certificate of Insurance at no charge
or misplaced policy. If a  |
full duplicate policy is   |            _______ Full Duplicate policy at a charge of $25
being requested, a check   |
or money order for $25     |  be issued to me/us. If the original policy is located, I/we will return the Certificate or
payable to AGL must be     |  duplicate policy to AGL for cancellation.
submitted with this        |
request.                   |
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[ ] AFFIRMATION/        13.| CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE              | correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                           | Section 3406(a)(1)(C) of the Internal Revenue Code. The Internal Revenue Service does not require your
Complete this section for  | consent to any provision of this document other than the certification required to avoid backup
       ALL requests.       | withholding.
                           |
                           | Dated at __________________________________ this _________ day of ________________________,   ________.
                           |                                                                          (MONTH)               (YEAR)
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF OWNER                                      SIGNATURE OF WITNESS
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF JOINT OWNER                                SIGNATURE OF WITNESS
                           |
                           |  X_________________________________________________      X_____________________________________________
                           |   SIGNATURE OF ASSIGNEE                                   SIGNATURE OF WITNESS
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